EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Community West Bancshares (CWBC) on Form 10-Q for the period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Shannon R. Livingston, Executive Vice President and Chief Financial officer of CWBC, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CWBC.

A signed original of this written statement required by Section 906 has been provided to Community West Bancshares and will be retained by Community West Bancshares and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 10, 2026

/s/ Shannon R. Livingston
SHANNON R. LIVINGSTON
Executive Vice President and Chief Financial Officer